ASSIGNMENT OF LIFE INSURANCE AS COLLATERAL


FOR VALUE RECEIVED, the undersigned, DATAMETRICS CORPORATION, hereby assigns, transfers and sets over to BRUCE GALLOWAY as Collateral Agent, his successors and assigns (the "Assignee"), Policy No. 4, 014, 655 issued by Provident Mutual Life Insurance Company of Philadelphia (the "Insurer") and any supplemental contracts issued in connection therewith (together, the "Policy") upon the life of Garland S. White, and all claims, options, privileges, rights, title and interest therein and thereunder, subject to all the terms and conditions of the Policy, all in connection with the loan to the
Corporation evidenced by the Secured Promissory Notes dated the date hereof and identified on Exhibit 1 hereto (the "Notes"),

	The Corporation agrees as follows:

1. Without limiting the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:

a. The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;
b. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;
c. The sole right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances;
d. The sole right to collect and receive all distributions or shares of surplus, dividend deposit or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options set forth in the Policy with respect thereto; provided, that, unless and until the Assignee shall notify the Insurer in writing to the contrary, the distributions or shares of surplus, divided deposits and additions shall continue on the plan in force at the time of this assignment; and
e. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy and allowed by the Insurer and to receive all benefits and advantages derived therefrom.

2. This assignment is made, and the Policy is to be held, as collateral security for any and all liabilities of the corporation to the Assignee, as agent, created from and after today's date (including, without limitation, the Notes) either now existing or that may hereafter arise in the ordinary course of business between the Corporation and the holders of the Notes (all of which liabilities are herein called the "Liabilities").

3. The Assignee covenants and agrees with the Corporation as follows:

a. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed;
b. That the Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Insurer, until there has been default in any of the Liabilities or a failure to pay any premium when due, nor until twenty days after the Assignee shall have mailed, by first-class mail, to the undersigned at the addresses last supplied in writing to the Assignee specifically referring to this assignment, notice of intention to exercise such right; and
c. That the Assignee will upon request forward without unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

4. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph 3(b) above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be requested by the Assignee.

5. The Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances on the Policy whether or not obtained by the Assignee, or any other charges on the Policy, but any such amounts so paid by the Assignee from its own funds shall become as part of the
Liabilities hereby secured, shall be fixed immediately, and shall draw interest at a rate fixed by the Assignee from time to time not exceeding 10% per annum.

6. The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, but (except as restricted by Paragraph 3(b) above) the Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the undersigned, or any of them.

7. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgencies with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.

8. In the event of any conflict between the provisions of this assignment and provisions of the Notes or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

9. The undersigned represents and warrants to the Assignee that no consent or filing, including, without limitation, from or with the Insurer or the beneficiary of the Policy, is required in connection with the execution, delivery and performance of this assignment.




Signed and sealed this __________ day of August, 2000


							DATAMETRICS CORPORATION


By: /s/                  (L.S.)
By:____________________, (L.S.).
	Witness


___________________________________		_________________________________
								Address



CORPORATE ACKNOWLEDGEMENT


STATE OF ____________________
					ss:
COUNTY OF__________________


	On the ____________ day of August, 2000, before me personally came ________________ who being by me duly sworn, did depose and say that he resides in ____________________ that he is the __________________ of
DATAMETRICS CORPORATION, the corporation described in and which executed the assignment above; that he knows the seal of said corporation; that the seal affixed to said assignment is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



	____________________________________
									Notary Public


My commission expires ___________________



EXHIBIT 1




$35,000 Notes Issued By Each of the Following




Europa (Fred Knoll)

Philip Sassower (Phoenix Enterprises)

Bruce Galloway and Jacombs Investment, Inc.

Willow Creek

Goren Brother (Alex and James)

NTS Financial Ltd.


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Document #: 12555v2